Exhibit 10.28

AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT

This AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT (this “Amendment”) is entered into as of August 23, 2023, by and between Anzu Special Acquisition Corp I, a Delaware corporation (“Anzu”), and Anzu SPAC GP I LLC (“Sponsor”). The SPAC and Sponsor are sometimes referred to herein individually as a “party” and, collectively, as the “parties.” Capitalized terms used but not defined elsewhere herein shall have the meanings assigned to them in the Subscription Agreement (as defined below).

WHEREAS, reference is made to that certain Subscription Agreement, dated as of April 17, 2023, between SPAC and Sponsor, as amended by Amendment No. 1, dated as of May 12, 2023 (as amended, modified or supplemented from time to time in accordance with its terms, the “Subscription Agreement”);

WHEREAS, pursuant to Section 11(f) of the Subscription Agreement, the Subscription Agreement may be amended in writing by the parties by an instrument in writing signed by each of the parties and, subject to certain exceptions, with the consent of Envoy Medical Corporation, a Minnesota corporation; and

WHEREAS, the parties desire to amend the Subscription Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereby agree as follows:

AGREEMENT

SECTION 1         Amendment of the Subscription Agreement. Section 1 of the Subscription Agreement is hereby amended and restated as follows:

“1. Subscription. The Investor hereby irrevocably subscribes for and agrees to purchase from Anzu the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein; provided, however, the Investor hereby irrevocably subscribes for and agrees to purchase from Anzu up to 500,000 additional shares of Series A Preferred Stock (the “Additional Shares”) at the Per Share Purchase Price for an additional aggregate purchase price of up to $5,000,000.00 (the “Additional Subscription Amount”) on the terms and subject to the conditions provided for herein (i) if Anzu will have less than $5,000,000.00 in cash immediately following the Closing after paying expenses related to the transactions contemplated by the Business Combination Agreement and (ii) in the amount that, after taking into account a pro rata increase in the principal amount of the Convertible Promissory Note, dated April 17, 2023, as amended (the “Bridge Note”), issued by the Company to GAT Funding, LLC (“GAT Funding”), provides Anzu with $5,000,000.00 in cash immediately following the Closing after paying expenses related to the transactions contemplated by the Business Combination Agreement (collectively, the “Additional Funding”). In addition, if the Closing is not completed by September 30, 2023 and, following such date, GAT Funding provides additional funding to the Company under the Bridge Note (up to $2,000,000 for an aggregate principal balance of not more than $15,000,000), such amount shall be treated as Additional Funding for purposes of calculating the amounts to be funded by the Investor and GAT Funding pursuant to this Section 1. As applicable, references to “the Shares” and “the Subscription Amount” in this Subscription Agreement shall include the Additional Shares and the Additional Subscription Amount, respectively. The Investor acknowledges and agrees that Anzu reserves the right to accept or reject the Investor’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance, and the same shall be deemed to be accepted by Anzu only when this Subscription Agreement is signed by a duly authorized person by or on behalf of Anzu.”

SECTION 2         Binding Amendment. This Amendment constitutes a valid amendment of the Subscription Agreement. In the event of any conflict between the provisions of the Subscription Agreement and this Amendment, the provisions of this Amendment shall control.

SECTION 3         No Other Amendments. Except for the amendment expressly set forth above, the text of the Subscription Agreement shall remain unchanged and in full force and effect.

SECTION 4         Reference to and Effect on Subscription Agreement. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Subscription Agreement to “this Subscription Agreement,” “hereunder,” “hereof” or words of like import referring to the Subscription Agreement shall mean and be a reference to the Subscription Agreement as amended hereby.

SECTION 5         Miscellaneous. The provisions of Sections 11(f) – 11(j) (inclusive) and 11(m) – 11(o) (inclusive) of the Subscription Agreement are incorporated into, and shall apply to, this Amendment, mutatis mutandis.

[Signature Page Follows.]

IN WITNESS WHEREOF, the SPAC, Merger Sub, and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ANZU SPECIAL ACQUISITION CORP I

By:	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	Chief Executive Officer

ANZU SPAC GP I LLC

By:	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	Managing Member

ACKNOWLEDGED AND AGREED:

ENVOY MEDICAL CORPORATION

By:	/s/ Brent Lucas
Name:	Brent Lucas
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Subscription Agreement]